UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 31, 2012

Old Dominion Freight Line, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Virginia	0-19582	56-0751714
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 Old Dominion Way, Thomasville, North Carolina		27360
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(336) 889-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

On January 31, 2012, the Board of Directors (the “Board”) of Old Dominion Freight Line, Inc. (the “Company”) approved the Second Amendment to Amended and Restated Employment Agreement for each of Earl E. Congdon, the Company’s Executive Chairman of the Board, and John R. Congdon, the Company’s Vice Chairman of the Board and Senior Vice President, effective as of May 31, 2012 (together, the “Second Amendments”). The Second Amendments extend the fixed termination date contained in Section 5.1(i) of each Amended and Restated Employment Agreement (the “Employment Agreements”), as amended by the First Amendments to the Employment Agreements filed with the Securities and Exchange Commission on May 28, 2010. The Second Amendments extend the fixed termination date from May 31, 2012 to May 31, 2014.

Pursuant to the Second Amendments, Section 5.1 now provides that each Employment Agreement will continue until the earliest of (i) May 31, 2014; (ii) the death of the executive; (iii) either party’s exercise of the 120-day Notice Exception; (iv) termination For Cause; (v) termination resulting from Total Disability; or, for Earl E. Congdon solely, (vi) the date Earl E. Congdon fails to be elected by the shareholders of the Company to serve as a member of the Board at the Company’s annual shareholder meeting or any substitute meeting duly called in accordance with the Company’s bylaws. Clauses (ii) through (vi) of Section 5.1 of each Employment Agreement, as set forth above, were unchanged by the Second Amendments.

The remaining terms and conditions of each Employment Agreement, as amended, remain in full force and effect. Copies of each Second Amendment are attached hereto as Exhibits 10.17.12 and 10.17.13 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.17.12	Second Amendment to Amended and Restated Employment Agreement by and between Old Dominion Freight Line, Inc. and Earl E. Congdon

10.17.13	Second Amendment to Amended and Restated Employment Agreement by and between Old Dominion Freight Line, Inc. and John R. Congdon

10.17.6	Amended and Restated Employment Agreement Between Old Dominion Freight Line, Inc. and Earl E. Congdon, effective as of June 1, 2008 (incorporated by reference to the exhibit of the same number contained in the Company’s Current Report on Form 8-K, filed on June 3, 2008)

10.17.7	Amended and Restated Employment Agreement Between Old Dominion Freight Line, Inc. and John R. Congdon, effective as of June 1, 2008 (incorporated by reference to the exhibit of the same number contained in the Company’s Current Report on Form 8-K, filed on June 3, 2008)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Dominion Freight Line, Inc.

February 6, 2012	By:	/s/ John P. Booker, III

Name: John P. Booker, III
Title: Vice President - Controller (Principal Accounting Officer)

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Exhibit Index

Exhibit No.	Description

10.17.12	Second Amendment to Amended and Restated Employment Agreement by and between Old Dominion Freight Line, Inc. and Earl E. Congdon
10.17.13	Second Amendment to Amended and Restated Employment Agreement by and between Old Dominion Freight Line, Inc. and John R. Congdon
10.17.6	Amended and Restated Employment Agreement Between Old Dominion Freight Line, Inc. and Earl E. Congdon, effective as of June 1, 2008 (incorporated by reference to the exhibit of the same number contained in the Company’s Current Report on Form 8-K, filed on June 3, 2008)
10.17.7	Amended and Restated Employment Agreement Between Old Dominion Freight Line, Inc. and Earl E. Congdon, effective as of June 1, 2008 (incorporated by reference to the exhibit of the same number contained in the Company’s Current Report on Form 8-K, filed on June 3, 2008)